STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

06/30/2020

Work Order Item Number:	W2020063000086 - 666233
Filing Number:	20200754868
Filing Type:	Dissolution Before or After Issuance of Stock and After Beginning of Business
Filing Date/Time:	06/30/2020 06:05:51 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: C3349-1982

Entity Name: PHI GROUP, INC.

Entity Status: Dissolved

Expiration Date: None

Commercial Registered Agent
EASTBIZ.COM, INC.
5348 VEGAS DRIVE, LAS VEGAS, NV 89108, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C3349-1982
Barbara K. Cegavske	Filing Number 20200754868
Secretary of State State Of Nevada	Filed On 06/30/2020 06:05:51 AM
	Number of Pages 2

Certificate of Dissolution/Withdrawal
Profit Corporation
NRS 78,78A, 78B, 80 and 89

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: **PHI GROUP, INC.**

Entity or Nevada Business Identification Number (NVID): **NV19821005857**

2. Effective Date and Time: (Optional)

Date: **06/18/2020** Time:

(must not be later than 90 days after the certificate is filed)

3. Type of Dissolution/ Withdrawal Filing Being Completed:

(select only one box)

☐ NRS 78.575: Dissolution Before Payment of Capital and Beginning of Business
Business has not begun, and no part of the capital has been paid.
The undersigned comprise a majority of the incorporators or of the board of directors.

☑ NRS 78.580: Dissolution Before or After Issuance of Stock and After Beginning of Business
The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the president, secretary, treasurer or Equivalent and all directors* are:

Name	Address
Henry D Fahman — President or Equivalent	**15272 Flintridge Lane, Huntington Beach, CA 92647, USA**
Tina T. Phan — Secretary or Equivalent	**15272 Flintridge Lane, Huntington Beach, CA 92647, USA**
Tina Phan — Treasurer or Equivalent	**15272 Flintridge Lane, Huntington Beach, CA 92647, USA**
Tam T. Bui — Director	**2563 W Rowland Avenue, Anaheim, CA 92804, USA**
Frank N. Hawkins — Director	**14543 Topsail Drive, Naples, FL 34114, USA**
Henry D Fahman — Director	**15272 Flintridge Lane, Huntington Beach, CA 92647, USA**

☐ NRS 80.200: Withdrawal of Foreign Profit Corporation Qualified to do Business in Nevada

State or country of incorporation: (required)

Modified name (if foreign qualification filed pursuant to 80.025)

The corporation hereby notifies the Secretary of State of Nevada of its intention to surrender its right to transact business and withdraw from the State of Nevada. By authority of a resolution of the board of directors of said corporation, this notice of withdrawal is executed by the proper officers thereof.

FILING FEE: $100.00

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

4.Signature*: (Required)	X **Henry Fahman** Signature of Officer, Incorporator or Director	**President** Title
	X **Tina Phan** Signature of Officer, Incorporator or Director	**Secretary** Title

FILING FEE: $100.00